Exhibit 4.1

NOKIA CORPORATION,
as Issuer

AND

THE BANK OF NEW YORK MELLON,
acting through its London Branch
as Trustee

INDENTURE

Dated as of June 12, 2017

i

THIS INDENTURE, dated as of June 12, 2017, between Nokia Corporation, a corporation organized under the laws of the Republic of Finland (the “Issuer”) and The Bank of New York Mellon, acting through its London branch, as trustee (the “Trustee”),

W I T N E S S E T H:

WHEREAS, the Issuer may issue from time to time in one or more series its unsecured debentures, notes or other evidences of indebtedness (the “Securities”) and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

WHEREAS, all things necessary to make this Indenture a valid agreement according to its terms have been done;

NOW, THEREFORE:

In consideration of the premises and the purchases of the Securities by the Holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.  Certain Terms Defined.  The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section.  All other terms used in this Indenture that are defined in the Trust Indenture Act or the definitions of which in the Securities Act are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture.  All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” means such accounting principles as are applicable to the Person in question and generally accepted at the time of any computation.  The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.  The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

Unless the context otherwise requires, any reference to an “Article,” a “Section” or an “Exhibit” refers to an Article, a Section or an Exhibit, as the case may be, of this Indenture.  The words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation.”

“Agent Member” means a member of, or participant in, a Depository.

“Board of Directors” when used with reference to the Issuer, means either the Board of Directors or any committee or member of such Board duly authorized to act hereunder of the Issuer.

“Board Resolution”, when used with reference to the Issuer, means a copy of one or more resolutions, certified by the Secretary to the Board of Directors or the General Counsel, Assistant General Counsel or VP Corporate Legal (or any equivalent position) of the Issuer, to have been duly adopted by the Board of Directors of the Issuer and to be in full force and effect, and delivered to the Trustee.

“Business Day” means, with respect to any Security, any day other than a Saturday or Sunday that (a) in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close and (b) if the Security is denominated in a currency other than U.S. dollars (i) is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close in the financial center or centers (where applicable) of the country issuing the currency and (ii) is a day on which banking institutions in such financial center or centers (where applicable) are carrying out transactions in such currency.

“Commission” means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

“Company Order” means a written statement, request or order signed in the name of the Issuer by any director or any other Person duly authorized thereto by Board Resolution.

“Corporate Trust Office” means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at One Canada Square, London E14 5AL, United Kingdom, Attention:  Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Issuer, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Issuer).

“Depository” means, with respect to Securities issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Issuer pursuant to Section 2.03 hereof which must be a clearing agency registered under the Exchange Act (or a successor Depository), and if at any time there is more than one such Person, “Depository” as used with respect to the Securities shall mean the respective Depository with respect to particular Securities.

“Event of Default” means any event or condition specified pursuant to Section 4.01.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Global Security” means a global certificate evidencing all or part of a series of Securities, authenticated and delivered to the Depository and registered in the name of the Depository or its nominee.

“Government Obligations” means securities that are (i) direct obligations of the United States of America or any other government of a sovereign state for the payment of which its full faith and credit is pledged or (ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, as the case may be, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such government obligation or specific payment of interest on or principal of any such government obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the government obligation or the specific payment of interest on or principal of the government obligation evidenced by such depositary receipt.

“Holder”, “Holder of Securities”, “Securityholder” or other similar terms mean the registered holder of any Security.

“Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, including, for all purposes of this instrument, any supplemental or amended indenture, the provisions of the Trust Indenture Act that are deemed to be a part of, and govern this instrument, and any supplemental or amended indenture.  The term “Indenture” shall also include the forms and terms of particular series of Securities established as contemplated hereunder.

“interest” means, when used with respect to non-interest bearing Securities, interest payable after maturity.

“Issuer” means Nokia Corporation, a corporation organized under the laws of the Republic of Finland and, subject to the terms provided in any supplemental indenture, its successors and assigns.

“Officer’s Certificate” means a certificate delivered by the Issuer to the Trustee and signed by the Chief Financial Officer or any other person duly authorized to sign.  Each such certificate shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.05 if and to the extent required thereby and hereby.

“Opinion of Counsel” means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer and who shall be reasonably satisfactory to the Trustee.  Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.05 if and to the extent required thereby and hereby.

“Original Issue Date” of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

“Original Issue Discount Security” means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 4.01.

“Outstanding”, when used with reference to Securities, shall, subject to the provisions of Section 6.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

(a)  Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(b)  Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities

(if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision reasonably satisfactory to the Trustee shall have been made for giving such notice; and

(c)  Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.04 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.01 and (ii) the principal amount of a security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent determined in the manner provided or contemplated by Article 1 on the date of original issuance of such Security of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“principal” whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include “and premium, if any”.

“Responsible Officer” means, with respect to the Trustee (or any successor), any officer assigned to the Corporate Trust Division — Issuer Services Unit (or any successor division or unit) of the Trustee located at the Corporate Trust Office of the Trustee, who shall have direct responsibility for the administration of this Indenture, and for the purposes of Section 5.01(b) and Section 4.10 shall also include any other officer of the Trustee to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Security” or “Securities” has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Trustee” means the Person identified as “Trustee” in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

“Trust Indenture Act” (except as otherwise provided in Sections 7.01 and 7.02) means the U.S. Trust Indenture Act as in force at the date as of which this Indenture was originally executed; provided, however, that if the Trust Indenture Act is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the U.S. Trust Indenture Act of 1939, as so amended.

“Yield to Maturity” means the yield to maturity on any series of Original Issue Discount Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with either the constant interest method or such other accepted financial practice as is specified in the terms of such series established pursuant to Section 2.03.

ARTICLE 2
SECURITIES

Section 2.01.  Forms Generally.   The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a Board Resolution (and set forth in such Board Resolution or, to the extent established pursuant to (rather than in) such Board Resolution, in an Officer’s Certificate detailing such establishment), or in one or more indentures supplemental hereto, in each case with such insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

The definitive Securities shall be printed as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

The terms and provisions contained in the Securities will constitute, and are hereby expressly made, a part of this Indenture and the Issuer and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.  However, to the extent any provision of any Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

Section 2.02.  Form of Certificate of Authentication.  The certificate of authentication executed by the Trustee or an authentication agent on its behalf on all Securities shall be in substantially the following form:

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

[ ],
as [Trustee/authentication agent]

By
Authorized Signatory

Section 2.03.  Amount Unlimited; Issuable in Series.  The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series.  The Securities shall have the following features, which shall be established in or pursuant to a supplemental indenture entered into in accordance with Section 7.01(g), a Board Resolution (and set forth in such Board Resolution or, to the extent established pursuant to (rather than in) such Board Resolution, in an Officer’s Certificate detailing such establishment), and/or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

(a)                       the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(b)                       any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.11 or 11.03);

(c)                        the date or dates on which the principal of the Securities of the series is payable;

(d)                       the rate or rates at which the Securities of the series shall bear interest, if any, or, if other than on the basis of a 360-day year of twelve 30-day months, the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

(e)                        the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.03);

(f)                         the price or prices at which, the date or dates after which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

(g)                        the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

(h)                       the denominations in which Securities of the series shall be issuable;

(i)                           if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 4.01 or provable in bankruptcy pursuant to Section 4.02;

(j)                          if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency (including any composite currency) in which payment of the principal and interest on the Securities of the series shall be denominated or payable, the method pursuant to which payment shall be made and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of “Outstanding” in Article 1.

(k)                       if the principal of or interest on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency (including any composite currency) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

(l)                           if the amounts of payments of principal or interest, if any, on the Securities of the series may be determined with reference to an index or are otherwise not fixed on the Original Issue Date thereof, the manner in which such amounts shall be determined;

(m)                   the forms of the Securities of the series;

(n)                       any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

(o)                       whether the Securities of the series will be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository with respect to such Global Security or Securities;

(p)                       with respect to a series of Securities the rights of the Issuer to merge, consolidate, amalgamate or otherwise restructure and specify the conditions upon which such rights are precedented; and

(q)                       any other terms of the series (which terms shall not conflict with the provisions of this Indenture).

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (and set forth in such Board Resolution or, to the extent established pursuant to (rather than in) such Board Resolution, in an Officer’s Certificate detailing such establishment) or in any such indenture supplemental hereto.

Section 2.04.  Authentication and Delivery of Securities.  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Securities to the Issuer or upon the written order of the Issuer contained in a Company Order.  In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon:

(a)                       any Board Resolution, Officer’s Certificate and/or executed supplemental indenture referred to in Sections 2.01 and 2.03 specifying the form or forms and terms of the Securities;

(b)                       an Officer’s Certificate of the Issuer certifying the form and terms of the Securities, stating that the form and terms of the Securities have been established as required pursuant to Sections 2.01 and 2.03 and comply with the Indenture and covering such other matters as the Trustee may reasonably request;

(c)                        an Opinion of Counsel to the effect that

(i)                                     the form or forms and terms of such Securities have been established as required pursuant to Sections 2.01 and 2.03 in conformity with the provisions of this Indenture;

(ii)                                  such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer; and

(iii)                               all laws and requirements in respect of the execution and delivery by the Issuer of the Securities have been complied with.

(d)                       if the Securities being issued are Original Issue Discount Securities, an Officer’s Certificate of the Issuer setting forth the Yield to Maturity for the Securities and any other facts required to compute amounts due on acceleration, unless such Yield to Maturity and other facts are specified in the form of the Securities.

The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders.

Section 2.05.  Execution of Securities.  The Securities shall be signed on behalf of the Issuer by any officer of the Issuer.  Such signatures may be the manual or facsimile signatures of the present or any future such officers.  The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.  Typographical and other minor errors or defects in any such reproduction of such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

Section 2.06.  Certificate of Authentication.  Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose.  Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.  If and so long as the Trustee shall not be the Security registrar or Paying Agent for the Securities of any series, the Trustee may, in consultation with the Issuer, appoint a third party to act as authentication agent, in which case each reference in this Indenture to the Trustee in respect of the obligations to be performed by that agent shall be deemed to be references to that agent.

Section 2.07.  Denomination and Date of Securities; Payments of Interest.  The Securities shall be issuable as registered securities without coupons and in denominations as shall be specified as contemplated by Section 2.03.  In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $2,000 and integral multiples of $1,000.  The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.03.

The Person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given electronically or by mail by or on behalf of the Issuer to the Holders of Securities not less than 10 days preceding such subsequent record date.  The term “record date” as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

Section 2.08.  Registration, Transfer and Exchange.

(a)                       Global Securities.  This Section 2.08(a) shall apply only to Global Securities deposited with the Depository unless otherwise provided as contemplated by Section 2.03.

Unless the Global Security is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of a nominee of the Depository and any payment is made to such nominee, any transfer, pledge or other use of the Global Security in registered form for value or otherwise shall be wrongful since the registered owner of such Global Security, the nominee of the Depository, has an interest in such Global Security.

Except as otherwise specified as contemplated by Section 2.03 hereof, any Global Security shall be exchangeable for definitive Securities only as provided in this paragraph.  A Global Security shall be exchangeable pursuant to this Section 2.08 only if

(i)                                     the Depository notifies the Issuer that it is unwilling or unable to continue to hold such Global Security or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act, as amended, and a successor Depository is not appointed by the Issuer within 90 days,

(ii)                                  there shall have occurred and be continuing an Event of Default with respect to the Securities, or

(iii)                               at any time if the Issuer in its sole discretion determines that the Global Securities or any of them should be exchanged for definitive Securities.

The Issuer shall notify the Trustee in writing that such exchange has taken place and that the Depository is no longer the Holder of such Global Security, in whole or in part.  Unless and until such notice is received by the Trustee, the Trustee shall be entitled to assume that no such exchange of Global Security for definitive Securities has occurred, and shall have no liability with respect to any payment in reliance thereon.  Any Global Security that is exchangeable pursuant to this Section 2.08 shall be exchangeable for definitive Securities in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, specified currency and other terms and of differing denominations aggregating a like amount as the Global Security so exchangeable.  Definitive Securities shall be registered in the names of the owners of the beneficial interests in such Global Security as such names are from time to time provided by the relevant Agent

Member holding interests in such Global Security (as such Agent Member is identified from time to time by the Depository).

No Global Security may be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor of the Depository or a nominee of such successor.  Except as provided above, owners solely of beneficial interests in a Global Security shall not be entitled to receive physical delivery of Securities in definitive form and will not be considered the Holders thereof for any purpose under this Indenture.

In the event that a Global Security is surrendered for redemption in part pursuant to Section 11.02, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Depository for such Global Security, without service charge, a new Global Security, in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

The Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by a Depository, and such Depository may be treated by the Issuer, the Trustee, and any agent of the Issuer, or the Trustee as the owner of such Global Security for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee, or any agent of the Issuer, or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair, as between a Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.

None of the Trustee, the Paying Agent or the Security registrar shall have any responsibility or obligation to any beneficial owner in a Global Security, an Agent Member or other Person (other than the Issuer) with respect to the accuracy of the records of the Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Securities or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depository or the Issuer) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities.  All notices and communications to be given to the Securityholders and all payments to be made to Securityholders under the Securities and this Indenture shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of the Global Security).  The rights of beneficial owners in the Global Security shall be exercised only through the Depository subject to the applicable procedures.  The Trustee, the Paying Agent and the Security registrar shall be entitled to rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.  The Trustee, the Paying Agent and the Security registrar shall be entitled to deal with the Depository, and any nominee thereof, that is the registered holder of any Global Security for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Security) as the sole holder of such Global Security and shall have no obligations to the beneficial owners thereof.  None of the Trustee, the Paying Agent or the Security registrar shall have any responsibility or liability for any acts or omissions of the Depository with respect to such Global Security, for the records of any such depository, including records in respect of beneficial ownership interests in respect of any such Global Security, for any transactions between the Depository and any Agent Member or between or among the Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global Security, or for any transfers of beneficial interests in any such Global Security, except as a result of the Trustee’s negligence or willful misconduct.

Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Issuer, the Trustee, or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depository (or its nominee), as a Holder, with respect to such Global Security or shall impair, as between such Depository and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depository (or its nominee) as Holder of such Global Security.

In connection with any exchange of interests in a Global Security for definitive Securities, as provided in this subsection (a), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such Global Security executed by the Issuer.  On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered by the Depository to the Trustee, as the Issuer’s agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such Global Security, an equal aggregate principal amount of definitive Securities of authorized denominations as the portion of such Global Security to be exchanged.  Any Global Security that is exchangeable pursuant to this Section 2.08 shall be exchangeable for Securities issuable in the denominations specified as contemplated by Section 2.03 and registered in such names as the Depository that is the Holder of such Global Security shall direct.  If a definitive Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the relevant payment date, interest payments will not be payable on such payment date in respect of such definitive Security, but will be payable on such payment date only to the person to whom interest payments in respect of such portion of such Global Security are payable.

The Depository may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture with respect to the Securities.

(b)                       The Issuer will keep or cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.03 a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided.  Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time.  At all reasonable times such register or registers shall be open for inspection by the Trustee.

Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.03, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series in authorized denominations for a like aggregate principal amount.

Any Security or Securities of any series may be exchanged for a Security or Securities of the same series in other authorized denominations, in an equal aggregate principal amount.  Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Issuer for the purpose as provided in Section 3.03, and the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities of the same series which the Securityholder making the exchange shall be entitled to receive and bearing numbers not contemporaneously outstanding.

All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

The Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities and any other expenses

(including the fees and expenses of the Trustee).  No service charge shall be made for any such transaction.

The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the due date for any payment of principal in respect of the Securities, the first mailing of or electronically giving notice of redemption of Securities of such series to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Section 2.09.  Mutilated, Defaced, Destroyed, Lost and Stolen Securities.  In case any temporary or definitive Security (including any Global Security) shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen.  In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer, or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

Upon the issuance of any substitute Security, the Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.  In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer, or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

Every substitute Security of any series issued pursuant to the provisions of this Section 2.09 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder.  All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.10.  Cancellation of Securities; Disposal Thereof.  All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer, or any agent of the Issuer, or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it in accordance with its customary procedures; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture.  The Trustee shall, subject to the record retention requirements of the Exchange Act, as amended, dispose of cancelled Securities held by it and upon written request of the Issuer deliver a certificate of disposal to the Issuer.  If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 2.11.  Temporary Securities.  Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series, having endorsed thereon Securities duly executed by the Issuer in form reasonably satisfactory to the Trustee).  Temporary Securities of any series shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee.  Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate.  Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities.  Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.03, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations.  Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 2.12.  CUSIP Numbers.  The Issuer in issuing any series of the Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption with respect to such series as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the securities, and any such redemption shall not be affected by any defect in or omission of such numbers.  The Issuer shall promptly notify the Trustee in writing of any change in the CUSIP numbers.

Section 2.13 Deposit of Moneys. Prior to 10:00 am (New York City time), on the Business Day immediately preceding each due date of the principal of or interest, if any, on the Securities of such series (or such other time and date as may be agreed by the Issuer and Paying Agent), and on the Business Day immediately following any acceleration of the Securities pursuant to Section 4.02, the Issuer shall deposit with the Paying Agent, in immediately available funds, money in dollars sufficient to make cash payments, if any, due on such dates. All such payments so made to the Paying Agent, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effective to satisfy and discharge the liability for moneys payable upon any Security. Subject to receipt of such funds as provided by this Section 2.13 by the designated Paying Agent, such Paying Agent shall remit such payment in a timely manner to the Holders of each series of Securities in accordance with the provisions of this Section, Section 3.01, Section 4.02 and Section 11.02.

ARTICLE 3
COVENANTS OF THE ISSUER AND THE TRUSTEE

Section 3.01. Payment of Principal and Interest.  The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest, if any, on, each of the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities.  Each installment of interest on the Securities of any series may be paid by wire transfer in immediately available funds to a U.S.-dollar account maintained by the Holder of Securities or its nominee entitled thereto as they shall appear on the registry books of the Issuer.

Section 3.02.  Additional Amounts.  The Issuer’s obligation, if any, to pay additional amounts shall be specified in any Board Resolution, Officer’s Certificate or supplemental indenture establishing the terms of Securities of a series in accordance with Section 2.03.

Section 3.03.  Offices for Payments, etc.  So long as any of the Securities of any series remain Outstanding, the Issuer will maintain in the Borough of Manhattan, The City of New York, the following for the Securities of such series (unless otherwise provided for in the Securities of such series): an office or agency where (a) the Securities of such series may be presented for payment, (b) the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served.  The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof.  The Issuer shall designate the office to be maintained by the Issuer for each such purpose in accordance with Section 2.03.  In case the Issuer fails to so designate or maintain any such office or agency or fails to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes or where such notices or demands may be served and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of any obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for Securities of any series for such purposes.  The Issuer will give written notice to the Trustee of any such designation or rescission and of any such change in the location of any other office or agency.

Section 3.04.  Appointment to Fill a Vacancy in Office of Trustee.  The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.09, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

Section 3.05.  Paying Agents.  Whenever the Issuer shall appoint a paying agent with respect to the Securities of any series other than the Trustee or the initial paying agent appointed under an indenture supplemental hereto, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

(a)                       that it will comply with the provisions of the Trust Indenture Act applicable to it as a paying agent,

(b)                       that it will hold all sums received by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series or of the Trustee,

(c)                        that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

(d)                       that it will pay any such sums so held in trust by it to the Trustee upon the Trustee’s written request at any time during the continuance of the failure referred to in clause (c) above.

The Issuer will, prior to 10:00 AM New York time on the Business Day immediately preceding (or at such other time and date as may be agreed by the Issuer and the paying agent) each due date of the principal of or interest, if any, on the Securities of such series, deposit with the paying agent a sum, in immediately available funds, sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee in writing of any failure to take such action.

If the Issuer shall act as paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest, if any, on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series a sum sufficient to pay such principal or interest so becoming due.  The Issuer will promptly notify the Trustee in writing of any failure to take such action.

Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 9.04 and 9.05.

Section 3.06.  Compliance Certificates from the Issuer.  The Issuer will furnish to the Trustee on or before March 31 in each year (beginning with June 30, 2018), if Securities are then Outstanding, a brief certificate (which need not comply with Section 10.05) from the principal executive, financial or accounting officer of the Issuer as to his or her knowledge of the Issuer’s compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).  If the Issuer is not in compliance with any such conditions and covenants, the certificate shall also specify the nature of such non-compliance, the status thereof and what action the Issuer is taking or proposes to take with respect thereto.

Section 3.07.  Securityholders Lists.  If and so long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of such series pursuant to Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

Section 3.08.  Preservation of Information; Communication to Holders.  The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 3.07 and the names and addresses of Holders received by the Trustee.  The Trustee may destroy any list furnished to it as provided in Section 3.07 upon receipt of a new list so furnished.

The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

Every Holder, by receiving and holding Securities, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 3.09.  Reports by the Issuer.  The Issuer covenants to file with the Trustee, within 45 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such reports shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

Section 3.10.  Reports by the Trustee.  Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of Securities, or otherwise provide to the Depository a brief report dated as of such reporting date that complies with Section 313(a) of the Trust Indenture Act (but if no event described in such Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted).  The Trustee also shall comply with Sections 313(b) and 313(c) of Trust Indenture Act.

A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Issuer.  The Issuer will notify the Trustee when any Securities are listed on any stock exchange.

ARTICLE 4
REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

Section 4.01.  Event of Default Defined; Acceleration Of Maturity; Waiver Of Default.  “Event of Default” with respect to Securities of any series wherever used herein shall have the meaning provided in the supplemental indenture, Officer’s Certificate or Board Resolution specifying the terms of Securities or in the form of Security for such series.  Consequences of an Event of Default and circumstances under which Holders shall be able to waive an Event of Default shall also be set out with respect to Securities of any series in the supplemental indenture, Officer’s Certificate or Board Resolution specifying the terms of Securities or in the form of Security for such series.

Section 4.02.  Collection of Indebtedness by Trustee; Trustee May Prove Debt.  The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or willful misconduct.

Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered Holders, whether or not the principal of and interest on the Securities of such series shall be overdue.

In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under any applicable bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or such other obligor on the property of the Issuer or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section shall be entitled and empowered, by intervention in such proceedings or otherwise:

(a)        to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, or such other obligor,

(b)        unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

(c)        to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 5.06.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

Section 4.03.  Application of Proceeds.  Any money collected by the Trustee pursuant to this Article or after an Event of Default, any money or other property distributable in respect of the Issuer’s obligations under this Indenture shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such money or other property on account of principal or interest, upon presentation of the several Securities in respect of which money or other property has been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

FIRST:  To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 5.06;

SECOND:  In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

THIRD:  In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or yield to maturity, without preference or priority of principal over interest or yield to maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

FOURTH:  To the payment of the remainder, if any, to the Issuer or any other Person lawfully entitled thereto.

Section 4.04.  Suits for Enforcement.  In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 4.05.  Restoration of Rights on Abandonment of Proceedings.  In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Holder, then and in every such case the Issuer, the Trustee and such Holder shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

Section 4.06.  Limitations on Suits by Securityholders.  No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such indemnity or security reasonably satisfactory to the Trustee as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.09; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities (it being understood that the Trustee does not have any duty to ascertain whether or not any Holder’s actions affect, disturb or prejudice the rights of any other Holder), or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series.

Section 4.07.  Unconditional Right of Securityholders to Institute Certain Suits.  Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest, if any, on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 4.08.  Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.  Except as provided in Section 4.06 no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.06 every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

Section 4.09.  Control by Securityholders.  The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 5.01) the Trustee shall have the right to decline to follow any such direction if the

Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 5.01) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

Section 4.10.  Trustee to Give Notice of Default, but May Withhold in Certain Circumstances.  The Trustee shall give to the Securityholders of any series, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults known to the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term “default” or “defaults” for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking or purchase fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

Section 4.11.  Right of Court to Require Filing of Undertaking to Pay Costs.  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 4.11 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the then outstanding affected series of Securities, or to any suit instituted by any Holders for the enforcement of the payment of the principal of, premium, if any, or interest on any Security against the Issuer on or after the due date of such payment therefor expressed in any Security.

Section 4.12.  Notice of Default.  The Issuer shall deliver to the Trustee, as soon as reasonably practicable after the Issuer becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer’s Certificate setting forth the details of such Event of Default or default and the action which the Issuer proposed to take with respect thereto.

ARTICLE 5
CONCERNING THE TRUSTEE

Section 5.01. Duties and Responsibilities of the Trustee; During Event of Default; Prior to Event of Default.  (a) With respect to the Holders of any series of Securities issued hereunder, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee and (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts, statements, opinions or conclusions stated therein).

(b)        In case an Event of Default with respect to the Securities of a series has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

(c)        No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

(i)            this Subsection (c) shall not be construed to limit the effect of Subsections (a) or (d) of this Section;

(ii)           the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii)          the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

(d)        None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

(e)        The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a particular series of Securities pursuant to Section 4.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

The provisions of this Section 5.01 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

Section 5.02.  Certain Rights of the Trustee.  In furtherance of and subject to the Trust Indenture Act, and subject to Section 5.01:

(a)        the Trustee may rely and shall be protected in acting or refraining from acting upon any Board Resolution, Officer’s Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)        any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by a Company Order (unless other evidence in respect thereof be herein specifically prescribed) or a Board Resolution;

(c)        the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(d)        the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in connection hereto at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request, order or direction;

(e)        the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

(f)        the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand;

(g)        the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

(h)        the Trustee shall not be deemed to have notice or be charged with knowledge of any default or Event of Default with respect to the Securities, unless either (1) a Responsible Officer shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to a Responsible Officer by the Issuer or by any Holder of the affected series of Securities;

(i)         the permissive rights of the Trustee enumerated herein shall not be construed as duties;

(j)                                    the Trustee shall not be required to give any bond or surety in respect of the execution of its obligations under this Indenture;

(k)                                 the Trustee shall not be responsible for delays or failures in performance resulting from acts beyond its control, such acts including, but not limited to, acts of God, strikes, lockouts, riots and acts of war;

(l)                                     anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(m)                             the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

(n)                                 the Trustee may request that the Issuer deliver a certificate setting forth the name of the individuals and/or titles of Officers authorized at such time to take specific actions pursuant to this Indenture, which certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 5.03.  Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof.  The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same.  The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities.  The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof. The Trustee shall have no duty to monitor or investigate the Issuers’ compliance with or the breach of, or cause to be performed or observed, any representation, warranty, or covenant, or agreement of any Person, other than the Trustee, made in this Indenture.

No provision of this Indenture shall be deemed to impose any duty or obligation on the Trustee to perform any act or acts, receive or obtain any interest in property or exercise any interest in property, or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal.

Section 5.04.  Trustee and Agents May Hold Securities; Collections, Etc.  The Trustee or any agent of the Issuer, or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

Section 5.05.  Moneys Held by Trustee.  Subject to the provisions of Sections 9.04 and 10.04 hereof, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law.  Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.  If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor on the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor).

Section 5.06.  Compensation and Indemnification of Trustee and its Prior Claim.  The Issuer covenants and agrees:

(a)                                 to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)                                 to pay or reimburse each of the Trustee or any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent any such expense, disbursement or advance may arise from its negligence or willful misconduct; and

(c)                                  to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claims, liability or expense (including fees and expenses of counsel), including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Issuer, or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section, except to the extent that such loss, damage, claim, liability or expense is due to the Trustee’s own negligence or willful misconduct.

The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the resignation or removal of the Trustee, the satisfaction and discharge of this Indenture and the termination for any reason of this Indenture.  Such additional indebtedness shall be a lien to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such lien.

In addition to, but without prejudice to its other rights under this Indenture, when the Trustee incurs any expenses or renders any services after the occurrence of an Event of Default relating to insolvency or bankruptcy, such expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under the United States Bankruptcy Code (Title 11 of the United States Code) or any similar law for the relief of debtors.

“Trustee” for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

Section 5.07.  Right of Trustee to Rely on Officer’s Certificate, etc.  Subject to Sections 5.01 and 5.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such certificate, in the absence of negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 5.08.  Persons Eligible for Appointment as Trustee.  The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.09.

Section 5.09.  Resignation and Removal; Appointment of Successor Trustee.  The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and by mailing notice thereof by first class mail to Holders of the applicable series of Securities at their last addresses as they shall appear on the Security register.  Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees.  If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 4.10, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee.  Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(a)                   In case at any time any of the following shall occur:

(i)                           the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

(ii)                        the Trustee shall cease to be eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

(iii)                     the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

(iv)                    the Trustee shall fail to perform its obligations to the Issuer under the Indenture in any material respect;

then, in any such case, the Issuer may remove the Trustee with respect to any or all series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by an authorized signatory of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after such notification of removal by the Holders, the Trustee to be removed may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to the Securities, or, other than in the case of paragraph (b)(iv) above and subject to Section 315(e) of the Trust Indenture Act, any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series.  Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(b)                                 The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 6.01 of the action in that regard taken by the Securityholders.

(c)                                  Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of Section 5.09(b) shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

Section 5.10.  Acceptance of Appointment by Successor Trustee.  Any successor trustee appointed as provided in Section 5.09 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of any amounts due to it pursuant to Section 5.06, the trustee ceasing to act shall, subject to Section 9.04 and 9.05 pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations.  Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.  Any trustee ceasing to act shall, nevertheless, retain its lien provided for in Section 5.06.

If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 5.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.08.

Upon acceptance of appointment by any successor trustee as provided in this Section 5.10, the Issuer shall give notice thereof electronically or mail by first-class mail to the Holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Security register.  If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.09.  If the Issuer fails to give electronically or mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given electronically or mailed at the expense of the Issuer.

Section 5.11.  Merger, Conversion, Consolidation or Succession to Business of Trustee.  Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or banking association shall be eligible under the provisions of Section 5.08 without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

ARTICLE 6
CONCERNING THE SECURITYHOLDERS

Section 6.01.  Evidence of Action Taken by Securityholders.  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series of the Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee.  Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.01 and 5.02) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

Section 6.02.  Proof of Execution of Instruments and of Holding of Securities; Record Date.  Subject to Sections 5.01 and 5.02, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be reasonably satisfactory to the Trustee.  The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof.  The Issuer may, but shall not be obligated to, set a record date for purposes of determining the identity of Securityholders of any series entitled to vote or consent to any action referred to in Section 6.01, which record date may be set at any time or from time to time by notice to the Trustee.  If a record date is fixed, then notwithstanding Section 6.01 and Section 6.05, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such persons continue to be Securityholders after such record date.  No such consent shall be valid or effective for more than 90 days after such record date.

Section 6.03.  Holders to Be Treated as Owners.  The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.  All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 6.04.  Securities Owned by Issuer Deemed Not Outstanding.  In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any request, demand, authorization, direction, notice, consent, waiver or other action by Securityholders under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such action only Securities which a Responsible Officer the Trustee knows are so owned shall be so disregarded.  Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities.  In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice.  Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly Officer’s Certificates listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.01 and 5.02, the Trustee shall be entitled to accept such Officer’s Certificates as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

Section 6.05.  Right of Revocation of Action Taken.  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number or other distinguishing symbol of which is shown by the evidence to be included among the serial numbers or other distinguishing symbols of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security.  Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security.  Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

ARTICLE 7
SUPPLEMENTAL INDENTURES

Section 7.01.  Supplemental Indentures Without Consent of Securityholders.  The Issuer when authorized by or pursuant to a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force on the date of the execution thereof) for one or more of the following purposes:

(a)                                 to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

(b)                                 to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer, as the case may be, pursuant to Article Eight;

(c)                                  to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.10;

(d)                                 to define the term “Event of Default” (and if such defined Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series);

(e)                                  to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions (and if such further covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions, conditions or provisions are expressly being included solely for the benefit of such series) as the Board of Directors of the Issuer shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

(f)                                   to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Securities in any material respect;

(g)                                  to establish the form or terms of Securities of any series as permitted by Section 2.01 and Section 2.03;

(h)                                 to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; and

(i)                                     to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no Security Outstanding.

The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 7.02.

Section 7.02.  Supplemental Indentures with Consent of Securityholders.  With the consent (evidenced as provided in Article Six) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (each affected series voting as a separate class), the Issuer when authorized by or pursuant to a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall

(i)                                     extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest, if any, thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal or an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.01 or the amount thereof provable in bankruptcy pursuant to the consequences of an Event of Default specified as contemplated by Section 4.02, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected,

(ii)           reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected or

(iii)          change in any manner adverse to the Holders of the Securities the terms and conditions of the obligations of the Issuer in respect of the due and punctual payment of the principal thereof and interest thereon or any sinking fund payments provided in respect thereof, without the consent of the Holder of each Security so affected.

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture, which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

Upon the request of the Issuer accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 6.01 the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall give notice thereof electronically or mail by first class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the Security register setting forth in general terms the substance of such supplemental indenture.  Any failure of the Issuer, to give such notice electronically or by mail, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 7.03.  Effect of Supplemental Indenture.  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 7.04.  Documents to be Given to Trustee.  The Trustee, subject to the provisions of Sections 5.01 and 5.02, and in addition to the documents required by Section 10.05, shall receive Officer’s Certificates and Opinions of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Seven are authorized and permitted by this Indenture and complies with the applicable provisions of this Indenture.

Section 7.05.  Notation on Securities in Respect of Supplemental Indentures.  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Issuer for such series as to any matter provided for by such supplemental indenture.  If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Boards of Directors of the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

Section 7.06.  Conformity with Trust Indenture Act.  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

ARTICLE 8
CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 8.01.  Issuer May Consolidate, etc., on Certain Terms.  The rights of the Issuer to effect any amalgamation, reconstruction, consolidation or merger of the Issuer with or into any other corporation or corporations (whether or not affiliated with the Issuer) and any conditions associated with such rights shall be set forth in the supplemental indenture, Officer’s Certificate or Board Resolution specifying the terms of Securities.

ARTICLE 9
SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

Section 9.01.  Satisfaction and Discharge of Indenture.  If at any time (a) the Issuer shall have paid or caused to be paid the principal of and interest, if any, on all the Securities of any series Outstanding hereunder as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Outstanding Securities of any series theretofore authenticated or (c) (i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 9.04 and Section 9.05) or Government Obligations, maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, sufficient, without reinvestment, to pay at maturity or upon redemption all Outstanding Securities of such series not theretofore delivered to the Trustee for cancellation, including principal and interest, if any, due or to become due on or prior to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer (including any amounts due under Section 5.06), then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange of Securities of such series, and the Issuer’s right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders to receive payments of principal thereof and interest, if any, thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, from funds deposited with the Trustee (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of the Issuer accompanied by an Officer’s Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series; provided that the rights of Holders of the Securities to receive amounts in respect of principal of and interest, if any, on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed.  The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

Section 9.02.  Application by Trustee of Funds Deposited for Payment of Securities.  Subject to Sections 9.04 and 9.05, all moneys deposited with the Trustee pursuant to Section 9.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, if any; but such money need not be segregated from other funds except to the extent required by law.

Section 9.03.  Defeasance upon Deposit of Moneys or Government Obligations.  At the Issuer’s option, either (a) the Issuer shall be deemed to have been Discharged (as defined below) from its obligations with respect to any series of Securities on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Issuer shall cease to be under any obligation to comply with any term, provision or condition of any series of Securities specified in the terms of such series of Securities pursuant to Section 2.03 hereto as being subject to defeasance in accordance with this Section 9.03(b), and non-compliance with any such term, provision or condition shall not give rise to any Event of Default due to a breach of covenant with respect to such series of Securities at any time after the applicable conditions set forth below have been satisfied:

(i)            the Issuer shall have deposited or caused to be deposited irrevocably with the Trustee or its agent as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (A) money in an amount, or (B) Government Obligations of the government in the currency of which the Securities of such series are denominated which through the payment of interest thereon and principal thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination of (A) and (B), sufficient, without reinvestment, to pay and discharge each installment of principal (including mandatory sinking fund payments) of, and interest on, the outstanding Securities of such series on the dates such installments of interest or principal are due or to but excluding the redemption date irrevocably designated by the Issuer pursuant to subparagraph (iv) hereof;

(ii)           no Event of Default or event which with notice or lapse of time would become an Event of Default relating to insolvency or bankruptcy with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

(iii)          the Issuer shall have delivered to the Trustee either (i) an Opinion of Counsel of recognized counsel with respect to U.S. federal income tax matters to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise of the option under this Section 9.03 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, which Opinion of Counsel, in the case of the Securities of such series being discharged pursuant to clause (a) only, shall state that it is based on a change of law after the date of this Indenture, or (ii) a ruling to that effect received from or published by the United States Internal Revenue Service, which ruling, in the case of the Securities of such series being discharged pursuant to clause (a) only, is received or published after the date of this Indenture;

(iv)          if the Issuer has deposited or caused to be deposited money or Government Obligations to pay or discharge the principal of and interest on the Outstanding Securities of a series to and including a redemption date pursuant to subparagraph (i) hereof, such redemption date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Order (which shall be provided to the Trustee at least 10 days prior to the redemption date) that the Trustee give notice of such redemption in the name and at the expense of the Issuer not less than 10 nor more than 60 days prior to such redemption date in accordance with Section 11.02; and

(v)           the Issuer shall have delivered to the Trustee and Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent provided for relating to the defeasance, have been complied with.

“Discharged” means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Securities of such series to receive, from the trust fund described in clause (i) above, payment of the principal of and the interest on such Securities when such payments are due; (B) the Issuer’s obligations, as the case may be, with respect to such Securities under Sections 2.08, 2.09, 3.03 and 3.05; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

Section 9.04.  Repayment of Moneys Held by Paying Agent.  In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to the Issuer or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

Section 9.05.  Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years.  Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest, if any, on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

Section 9.06.  Reinstatement.  If the Trustee is unable to apply any money or Government Obligations in accordance with Section 9.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.03, until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Obligations in accordance with Section 9.03; provided that, if the Issuer has made any payment of principle of or interest on the Securities of any series because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Obligations held by the Trustee or Paying Agent.

ARTICLE 10
MISCELLANEOUS PROVISIONS

Section 10.01.  Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability.  No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor of the Issuer, either directly or through the Issuer or any successor of the Issuer, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.  Nothing in this Section shall be deemed to alter the obligations of the Issuer under the Securities.

Section 10.02.  Provisions of Indenture for the Sole Benefit of Parties and Securityholders.  Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

Section 10.03.  Successors and Assigns of Issuer Bound by Indenture.  All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its respective successors and assigns, whether so expressed or not.

Section 10.04.  Notices and Demands on Issuer, Trustee and Securityholders.  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Attn: Legal & Compliance, Nokia Corporation, Karaportti 3, FI-02610, Espoo, Finland.  Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register.  In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.  For so long as the Securities of any series are represented by Global Securities, notices with respect to such series shall be delivered to the Depository.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this

Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

In no event shall the Trustee or the Agents be liable for any losses, claims, liabilities, damages, costs, expenses and judgments (including legal fees and expenses) arising to the Trustee or the Agents receiving or transmitting any data from any Issuer, any person authorized by the Issuer ( an “Authorized Person”) or any party to the transaction via any non-secure method of transmission or communication, such as, but without limitation, by facsimile or email , except for its negligent or willful misconduct.

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Funds Transfer Instructions”) given pursuant to this Indenture and delivered using communications methods including, but not limited to, S.W.I.F.T, email, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder (“Electronic Means”); provided, however, that the Issuer shall provide to the Trustee evidence of the Authorized Persons. If the Issuer elects to give the Trustee Funds Transfer Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Funds Transfer Instructions (which such discretion shall not be unreasonably withheld), the Trustee’s understanding of such Funds Transfer Instructions shall be deemed controlling. The Issuer understands and agrees that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Person have been sent by such Authorized Person. The Issuer shall be responsible for ensuring that only Authorized Persons transmit such Funds Transfer Instructions to the Trustee and that the Issuer and all Authorized Persons are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Issuer. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Funds Transfer Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Issuer agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Funds Transfer Instructions to the Trustee, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Funds Transfer Instructions to the Trustee and that there may be more secure methods of transmitting Funds Transfer Instructions than the method(s) selected by the Issuer; (iii) that the security procedures (if any) to be followed in connection with its transmission of Funds Transfer Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

Section 10.05.  Officer’s Certificates and Opinions of Counsel; Statements to be Contained Therein.  Upon any application or request by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel such action is authorized or permitted by the Indenture and that all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.  Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Section 10.06.  Payments Due on Saturdays, Sundays and Holidays.  If the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 10.07.  Conflict of any Provision of Indenture with Trust Indenture Act.  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act (an “incorporated provision”), such incorporated provision shall control.

Section 10.08.  Governing Law.  This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

Section 10.09.  Counterparts.  This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 10.10.  Effect of Headings.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 10.11.  Submission to Jurisdiction.  The Issuer agrees that any legal suit, action or proceeding arising out of or relating to the Indenture or the Securities may be instituted in any state or federal court in the State and County of New York, United States of America, waives to the extent it may effectively do so, any objection which it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.  The Issuer hereby designates Corporation Service Company as the Issuer’s authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon said agent at its office at 1180 Avenue of the Americas, Suite 210, New York, NY 10036-8401, New York (or at such other address in the Borough of Manhattan, The City of New York, as such agent may designate by written notice to the Issuer and the Trustee), and written notice of said service to the Issuer, mailed or delivered to it, at Attn: Legal & Compliance, Nokia Corporation, Karaportti 3 FI-02610, Espoo, Finland, attention of the Secretary,

(until another address of the Issuer is filed by the Issuer with the Trustee) shall be deemed in every respect effective service of process upon the Issuer in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Issuer, whether or not the Issuer shall then be doing, or at any time shall have done, business within the State of New York, and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such state, and waives all claim of error by reason of any such service.  Said designation and appointment shall be irrevocable until the Indenture shall have been satisfied and discharged in accordance with Article Nine.  To the maximum extent permitted by applicable law, the Issuer and the Trustee hereby irrevocably waive any and all rights to trial by jury in any legal proceeding arising out of or relating to this Indenture.

Section 10.12.  Waiver.  Each holder of the notes agrees, with respect to the notes it holds, not to exercise, and hereby waives in advance, its right in accordance with the Finnish Companies Act (Fin: Osakeyhtiölaki 624/2006, as amended) to object to any merger or demerger if (and only if) such merger or demerger (as applicable) is not prohibited under this Indenture.

ARTICLE 11
REDEMPTION OF SECURITIES AND SINKING FUNDS

Section 11.01.  Applicability of Article.  The provisions of this Article shall be applicable to the Securities of any series which, pursuant to the terms of such Securities set forth in the supplemental indenture, Officer’s Certificate or Board Resolution specifying the terms of Securities, are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

Section 11.02.  Notice of Redemption; Partial Redemptions.  Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given electronically or by mailing notice of such redemption by first class mail, postage prepaid, at least 10 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books.  Any notice which is delivered electronically or mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.  Failure to give notice electronically or by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption and the record date, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, or, if applicable, that such redemption is optional and is effected pursuant to the terms set forth in the supplemental indenture, Officer’s Certificate or Board Resolution specifying the terms of Securities, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue.  In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series, in principal amount equal to the unredeemed portion thereof will be issued.

The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer’s request, by the Trustee in the name and at the expense of the Issuer.  The Issuer shall provide the Trustee with written notice of its election to redeem at least 10 days prior to the date notice of redemption is given (unless a shorter time period shall be acceptable to the Trustee).

At least one Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.05) an amount of money, in immediately available funds, sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.  If less than all the outstanding Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 10 days prior to the date fixed for redemption (unless a shorter time period is acceptable to the Trustee) an Officer’s Certificate stating the aggregate principal amount of Securities to be redeemed.

If fewer than all the Securities of a series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed in whole or in part by lot or by any other method the Trustee considers fair and appropriate, subject to any stock exchange requirements.  Securities may be redeemed in part in principal amounts equal to the minimum authorized denomination for Securities of such series or any multiple thereof.  The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed.  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

Section 11.03.  Payment of Securities Called for Redemption.  If notice of redemption has been given as provided above, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued, if any, to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.05 and 9.05, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption.  On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any payment of interest becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.07 hereof.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by the Security.

Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

Section 11.04.  Exclusion of Certain Securities from Eligibility for Selection for Redemption.  Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 10 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

Section 11.05.  Mandatory and Optional Sinking Funds.  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”.  The date on which a sinking fund payment is to be made is herein referred to as the “sinking fund payment date”.

In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series.  Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

On or before the sixtieth day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee a written statement (which need not contain the statements required by Section 10.05) signed by an authorized officer of the Issuer (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest, if any, or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date.  Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee).  Such written statement shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date.  Failure of the Issuer, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption.  If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available.  The Trustee shall select, in the manner provided in Sections 11.02 and 11.04, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected.  The Issuer or the Trustee, if so requested by the Issuer and in the name and at the expense of the Issuer, shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 11.02 (and with the effect provided in Section 11.03) for the redemption of Securities of such series in part at the option of the Issuer.  The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section.  Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

At least one Business Day before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default  (of which the Trustee is deemed to have knowledge of) except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption.  Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Four and held for the payment of all such Securities.  In case such Event of Default shall have been waived as provided in the supplemental indenture, Officer’s Certificate or Board Resolution specifying the terms of Securities or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first written above.

NOKIA CORPORATION

By:	/s/ Kristian Pullola
Name: Kristian Pullola
Title: Chief Financial Officer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Melissa Laidley
Name: Melissa Laidley
Title: Vice President